UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

GeoPetro Resources Company

(Exact name of registrant as specified in its charter)

California	001-16749	94-3214487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Maritime Plaza, Suite 700

San Francisco, CA  94111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (415) 398-8186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (“Amendment No. 3”) amends and supplements the Current Report on Form 8-K filed by GeoPetro Resources Company on January 7, 2009, as amended on January 14, 2009, (“Amendment No. 1”) and March 19, 2009 (“Amendment No. 2”).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits:

Exhibit 23.1 Consent of Deloitte & Touche, LLP

Exhibit 23.2 Consent of Hein & Associates LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPETRO RESOURCES COMPANY

Date: April 7, 2009	By:	/s/ Stuart J. Doshi
Stuart J. Doshi, President, Chief Executive Officer and Chairman

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 23.1	Consent of Deloitte & Touche, LLP
Exhibit 23.2	Consent of Hein & Associates LLP